                            STAGECOACH FUNDS, INC.

                            ARTICLES SUPPLEMENTARY

             INCREASING THE AGGREGATE NUMBER OF SHARES OF CAPITAL
                  STOCK OF THE CORPORATION, INCREASING SHARE
                   AMOUNTS OF EXISTING CLASSES, ESTABLISHING
                    NEW SERIES AND ESTABLISHING NEW CLASSES
                              OF EXISTING SERIES

       Stagecoach Funds, Inc., a Maryland corporation (the "Corporation"), having its principal office in Maryland at The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202 hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940.

            SECOND: Pursuant to authority expressly vested in the Board of Directors by the Amended and Restated Articles of Incorporation of the Corporation (the "Charter") and Article Sixth thereto, and in accordance with Sections 2-105(a) and 2-105(c) of the Corporation and Associations Article of the Annotated Code of Maryland, and pursuant to resolutions duly adopted on January 29, 1998, the Board of Directors of the Corporation has taken the following actions:

            (1) increased the aggregate number of shares of stock that the Corporation is authorized to issue by one billion four hundred million
                 (1,400,000,000); and

            (2)  designated and classified one hundred million
                 (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class A shares of the new Corporate Bond Series;
                 and

            (3)  designated and classified one hundred million
                 (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class B shares of the new Corporate Bond Series;
                 and

            (4)  designated and classified one hundred million
                 (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class C shares of the new Corporate Bond Series;
                 and

            (5) designated and classified one hundred million (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class A shares of the new Income Series; and

            (6) designated and classified one hundred million (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class B shares of the new Income Series; and

            (7) designated and classified one hundred million (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class C shares of the new Income Series; and

            (8) designated and classified one hundred million (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class C shares of the existing Asset Allocation Series; and

            (9) designated and classified one hundred million (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class C shares of the existing Equity Value Series; and

            (10) designated and classified one hundred million
                 (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class C shares of the existing Growth Series; and

            (11) designated and classified one hundred million
                 (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class C shares of the existing International Equity Series; and

            (12) designated and classified one hundred million
                 (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as additional Class A shares of the existing Short-Intermediate U.S. Government Income Series; and

            (13) designated and classified two hundred million
                 (200,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class B shares of the existing Short-Intermediate U.S. Government Income Series; and

            (14) designated and classified one hundred million
                 (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as additional Institutional Class shares of the existing Short-Intermediate U.S. Government Income Series; and

       THIRD: The shares authorized and classified in Article SECOND hereto shall have the same preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each previously authorized and classified Series and Class of the Corporation.

       FOURTH: In connection with Article SECOND hereto, the Corporation provides the following information:

       Prior to the authorization and classification, the number of shares of stock of each Series and Class of the Corporation was as follows:

                    Class                          Number of Shares
                    -----                          ----------------
Arizona Tax-Free Series
Class A                                               100,000,000
Class B                                               100,000,000
Institutional                                         100,000,000

Asset Allocation Series
Class A                                               100,000,000
Class B                                               100,000,000

Balanced Series
Class A                                               100,000,000
Class B                                               100,000,000
Institutional                                         100,000,000

California Tax-Free Bond Series
Class A                                               100,000,000
Class B                                               100,000,000
Class C                                               100,000,000
Institutional                                         100,000,000

California Tax-Free Income Series
Class A                                               100,000,000
Institutional                                         100,000,000

California Tax-Free Money Market
Mutual Series                                      10,000,000,000

                    Class                          Number of Shares
                    -----                          ----------------

California Tax-Free Money Market Trust Series
                                                    5,000,000,000
Diversified Equity Income Series
Class A                                               100,000,000
Class B                                               100,000,000

Equity Index Series
Class A                                               100,000,000
Class B                                               100,000,000

Equity Value Series
Class A                                               100,000,000
Class B                                               100,000,000
Institutional                                         100,000,000

Government Money Market Mutual Series
Class A                                             5,000,000,000

Growth Series
Class A                                               100,000,000
Class B                                               100,000,000
Institutional                                         100,000,000

Index Allocation Series
Class A                                               100,000,000
Class B                                               100,000,000
Class C                                               100,000,000

Intermediate Bond Series
Class A                                               100,000,000
Class B                                               100,000,000
Institutional                                         100,000,000

International Equity Series
Class A                                               100,000,000
Class B                                               100,000,000
Institutional                                         100,000,000

Money Market Mutual Series
Class A                                            10,000,000,000
Class S                                             5,000,000,000
Institutional                                       5,000,000,000

                    Class                          Number of Shares
                    -----                          ----------------
Money Market Trust Series                           5,000,000,000

National Tax-Free Series
Class A                                               100,000,000
Class B                                               100,000,000
Class C                                               100,000,000
Institutional                                         100,000,000

National Tax-Free Money Market
Mutual Series
Class A                                             5,000,000,000
Institutional                                       3,000,000,000

National Tax-Free Money Market Trust Series         5,000,000,000

Oregon Tax-Free Series
Class A                                               100,000,000
Class B                                               100,000,000
Institutional                                         100,000,000

Overland Express Sweep Series                       3,000,000,000
Prime Money Market Mutual Series
Class A                                             5,000,000,000
Administrative                                      1,000,000,000
Institutional                                       5,000,000,000
Service                                             5,000,000,000

Short-Intermediate U.S.
Government Income Series
Class A                                               100,000,000
Institutional                                         100,000,000

Short-Term Government-Corporate
Income Series                                         300,000,000

Short-Term Municipal Income Series                    300,000,000

Small Cap Series
Class A                                               100,000,000
Class B                                               100,000,000
Class C                                               100,000,000
Institutional                                         100,000,000

                    Class                          Number of Shares
                    -----                          ----------------
Strategic Growth Series
Class A                                               150,000,000
Class B                                               150,000,000
Class C                                               100,000,000
Institutional                                         150,000,000

Treasury Money Market Mutual Series
Class A                                             5,000,000,000
Class E                                             5,000,000,000
Administrative                                      1,000,000,000
Institutional                                       5,000,000,000
Service                                             5,000,000,000

U.S. Government Allocation Series
Class A                                               300,000,000
Class B                                               300,000,000

U.S. Government Income Series
Class A                                               300,000,000
Class B                                               300,000,000
Class C                                               100,000,000
Institutional                                         300,000,000

Variable Rate Government Series
Class A                                               500,000,000
Class C                                               500,000,000

Unclassified                                          350,000,000
                                                  ---------------
TOTAL                                             106,700,000,000

       FIFTH: After the increase of the Corporation's authorized shares and the classification and designation of shares as set forth in Article SECOND hereto, the number of shares of stock of each series and class of the Corporation is as follows:

                    Class                       Number of Shares
                    -----                       ----------------
Arizona Tax-Free Series
Class A                                          100,000,000
Class B                                          100,000,000
Institutional                                    100,000,000

                    Class                      Number of Shares
                    -----                      ----------------
Asset Allocation Series
Class A                                          100,000,000
Class B                                          100,000,000
Class C                                          100,000,000

Balanced Series
Class A                                          100,000,000
Class B                                          100,000,000
Institutional                                    100,000,000

California Tax-Free Bond Series
Class A                                          100,000,000
Class B                                          100,000,000
Class C                                          100,000,000
Institutional                                    100,000,000

California Tax-Free Income Series
Class A                                          100,000,000
Institutional                                    100,000,000

California Tax-Free Money Market
Mutual Series                                 10,000,000,000

California Tax-Free Money Market Trust
Series                                         5,000,000,000

Corporate Bond Series
Class A                                          100,000,000
Class B                                          100,000,000
Class C                                          100,000,000
Diversified Equity Income Series
Class A                                          100,000,000
Class B                                          100,000,000

                    Class                      Number of Shares
                    -----                      ----------------
Equity Index Series
Class A                                          100,000,000
Class B                                          100,000,000

Equity Value Series
Class A                                          100,000,000
Class B                                          100,000,000
Class C                                          100,000,000
Institutional                                    100,000,000

Government Money Market Mutual Series
Class A                                        5,000,000,000

Growth Series
Class A                                          100,000,000
Class B                                          100,000,000
Class C                                          100,000,000
Institutional                                    100,000,000

Income Series
Class A                                          100,000,000
Class B                                          100,000,000
Class C                                          100,000,000

Index Allocation Series
Class A                                          100,000,000
Class B                                          100,000,000
Class C                                          100,000,000

Intermediate Bond Series
Class A                                          100,000,000
Class B                                          100,000,000
Institutional                                    100,000,000

International Equity Series
Class A                                          100,000,000
Class B                                          100,000,000
Class C                                          100,000,000
Institutional                                    100,000,000

                    Class                    Number of Shares
                    -----                    ----------------
Money Market Mutual Series
Class A                                       10,000,000,000
Class S                                        5,000,000,000
Institutional                                  5,000,000,000

Money Market Trust Series                      5,000,000,000

National Tax-Free Series
Class A                                          100,000,000
Class B                                          100,000,000
Class C                                          100,000,000
Institutional                                    100,000,000

National Tax-Free Money Market
Mutual Series
Class A                                        5,000,000,000
Institutional                                  3,000,000,000

National Tax-Free Money Market Trust Series    5,000,000,000

Oregon Tax-Free Series
Class A                                          100,000,000
Class B                                          100,000,000
Institutional                                    100,000,000

Overland Express Sweep Series                  3,000,000,000

Prime Money Market Mutual Series
Class A                                        5,000,000,000
Administrative                                 1,000,000,000
Institutional                                  5,000,000,000
Service                                        5,000,000,000

Short-Intermediate U.S.
Government Income Series
Class A                                          200,000,000
Class B                                          200,000,000
Institutional                                    200,000,000

Short-Term Government-Corporate
Income Series                                    300,000,000

Short-Term Municipal Income Series               300,000,000

                    Class                       Number of Shares
                    -----                       ----------------
Small Cap Series
Class A                                          100,000,000
Class B                                          100,000,000
Class C                                          100,000,000
Institutional                                    100,000,000

Strategic Growth Series
Class A                                          150,000,000
Class B                                          150,000,000
Class C                                          100,000,000
Institutional                                    150,000,000

Treasury Money Market Mutual Series
Class A                                        5,000,000,000
Class E                                        5,000,000,000
Administrative                                 1,000,000,000
Institutional                                  5,000,000,000
Service                                        5,000,000,000

U.S. Government Allocation Series
Class A                                          300,000,000
Class B                                          300,000,000

U.S. Government Income Series
Class A                                          300,000,000
Class B                                          300,000,000
Class C                                          100,000,000
Institutional                                    300,000,000

Variable Rate Government Series (New)
Class A                                          500,000,000
Class C                                          500,000,000

Unclassified                                     350,000,000
                                             ---------------
TOTAL                                        108,100,000,000

       SIXTH: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares classified as the CORPORATE BOND SERIES AND INCOME SERIES (each, a "New Series") as stated in Article SECOND hereto is as follows:

       1.  Assets Belonging to the New Series.  All consideration received by
           ----------------------------------
     the Corporation for the issue or sale of shares of a New Series shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as shares of the New Series together with all assets in which such consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to shares of the New Series or such other shares by the Board of Directors in accordance with the Corporation's Charter, shall irrevocably belong to the New Series of shares of capital stock or such other shares with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" the New Series. Any assets, income, earnings, profits, and proceeds thereof, funds or payments which are not readily attributable to a New Series, or other series, shall be allocable among the New Series and other series of the Corporation in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable.

       2.  Liabilities Belonging to a New Series.  The assets belonging to a New
           -------------------------------------
     Series of capital stock, or any other share now or hereafter designated as a share of a New Series, shall be charged with the liabilities in respect of such New Series and shall be charged with such New Series' share of the general liabilities of the Corporation as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of such liabilities; including the amount of accrued expenses and reserves; as to any allocation of such liabilities to a New Series; and as to whether the same are allocable to the New Series or other series. The liabilities so allocated to a New Series are herein referred to as "liabilities belonging to" the New Series. Any liabilities which are not readily attributable to any particular series shall be allocable among any one or more series in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable.

       3.  Preferences, Conversion and Other Rights, Voting Powers,
           --------------------------------------------------------
     Restrictions, Limitations as to Dividends, Qualifications and Terms and
     -----------------------------------------------------------------------
     Conditions of Redemption.  Except as provided hereby, each share of a New
     ------------------------
     Series shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to all other shares of common stock as set forth in the Charter and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other share formerly, now or hereafter classified as a share of the New Series, provided that on any matter submitted to a vote of shareholders, all shares of capital stock then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class except that: (i) when expressly required by law, shares of capital stock shall be voted by individual class or series; and (ii) only shares of the respective series or class or classes affected by a matter shall be entitled to vote on such matter.

       SEVENTH: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the class of shares classified and designated as Class C shares of the Asset Allocation Series, Equity Value Series, Growth Series, and International Equity Series and Class B shares of the Short-Intermediate U.S. Government Income Series in Article SECOND ( collectively, the "New Classes of Shares") hereto are as follows:

       1. Assets Belonging to a New Class.  All consideration received by the
          -------------------------------
     Corporation for the issue or sale of a New Class of shares shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as such Class together with all assets in which such consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated such New Class of shares or such other shares by the Board of Directors in accordance with the Corporation's Charter, shall irrevocably belong to such New Class of shares or such other shares with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" the New Class of shares. Any assets, income, earnings, profits, and proceeds thereof, funds or payments which are not readily attributable to any particular class shall be allocable to the New Class of shares or other series or class of the Corporation in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable.

       2. Liabilities Belonging to a Class.  The assets belonging to a New Class
          --------------------------------
     of shares or any other share now or hereafter designated as a class of an existing Series shall be charged with the liabilities in respect of such Class, shall also be charged with such Class's share of the general liabilities of the Series, and shall further be charged with such Class's share of the general liabilities of the Corporation charged to the Series and determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of such liabilities, including the amount of accrued expenses and reserves, as to any allocation of such liabilities to a Series or a given Class thereof; and as to whether the same are allocable to one or more classes of the Series. The liabilities so allocated to a Class or Series are herein referred to as "liabilities belonging to" such Class or Series. Any liabilities which are not readily attributable to any particular class or series shall be allocable among any one or more of the Classes or Series in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable.

       3. Preferences, Conversion and Other Rights, Voting Powers, Restrictions,
          ----------------------------------------------------------------------
     Limitations as to Dividends, Qualifications and Terms and Conditions of
     -----------------------------------------------------------------------
     Redemption. Except as provided hereby, each share of a New Class shall have
     ----------
     the same preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to all other shares of common stock as set forth in the Charter and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other share formerly, now or hereafter classified as a share of the New Class, provided that on any matter submitted to a vote of shareholders, all shares of capital stock then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class except that: (i) when expressly required by law, shares of capital stock shall be voted by individual class or series; and (ii) only shares of the respective series or class or classes affected by a matter shall be entitled to vote on such matter.

       EIGHTH: The total number of shares the Corporation is authorized to issue is increased to one hundred and eight billion, one hundred million (108,100,000,000) shares from one hundred and six billion, seven hundred million (106,700,000,000) shares and the aggregate par value of all shares having a par value is increased to one hundred and eight million, one hundred thousand ($108,100,000) dollars from one hundred and six million, seven hundred thousand ($106,700,000) dollars.

       NINTH: The Board of Directors has duly authorized the filing of these Articles Supplementary.

       IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of the 23rd day of February, 1998.


WITNESS:                             STAGECOACH FUNDS, INC.


/s/ Ann Bonsteel                     By: /s/ R. Greg Feltus
---------------------                    ------------------
Ann Bonsteel                             R. Greg Feltus
Assistant Secretary                      President

       THE UNDERSIGNED, President of the Corporation, who executed on behalf of the Corporation the Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury, and that the Board of Directors of the Corporation has duly authorized the filing of these Articles Supplementary.


                                /s/ R. Greg Feltus
                                ------------------
                                R. Greg Feltus
                                President